Exhibit 99.1


F&M
TRUST

Corporate Headquarters – Chambersburg, PA

Investor Presentation

Third Quarter 2026 Highlights

Franklin Financial Services Corporation

F&M TRUST

Stock Symbol: **FRAF** (*Nasdaq*)

Forward-Looking Statements

Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements refer to a future period or periods, reflecting management's current views as to likely future developments, and use words "may," "will," "expect," "believe," "estimate," "anticipate," or similar terms. Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements. These factors include (but are not limited to) the following: general economic conditions, changes in interest rates, changes in the Corporation's cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation's market area, and other similar factors.

We caution readers not to place undue reliance on these forward-looking statements. They only reflect management's analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.

GAAP versus non-GAAP Presentations – The Corporation supplements its traditional GAAP measurements with certain non-GAAP measurements to evaluate its performance and to eliminate the effect of intangible assets. By eliminating intangible assets, the Corporation believes it presents a measurement that is comparable to companies that have no intangible assets or to companies that have eliminated intangible assets in similar calculations. However, not all companies may use the same calculation method for each measurement. The Efficiency Ratio measures the cost to generate one dollar of revenue. The non-GAAP measurements are not intended to be used as a substitute for the related GAAP measurements and should not be read in isolation or relied upon as a substitute for GAAP measures. The table on page 18 shows the calculation of the non-GAAP measurements.

About Our Company

As of September 30, 2026

Total Assets $2.36B	Gross Loans $1.62B
Total Deposits $1.96B	Market Cap $278M

Four Pillars of Priority

- LOW-COST DEPOSIT FRANCHISE: 34% deposit market share in Franklin County
- WEALTH MANAGEMENT: Expanding AUM ($1.5B) of differentiated wealth management business drives non-interest income
- ASSET QUALITY: 0.27% 5-year average NPL / Gross Loans 0.03% 5-year average Net Charge-offs
- IMPROVING PROFITABILITY: Q3 2026 1.43% ROA

Third Quarter 2026 | Financial Highlights

Earnings & Profitability	Q3 2026	Q2 2026	Q3 2025
Diluted earnings per share (EPS)	$ 1.89	$ 1.47	$ 1.19
Net income *(thousands)*	$ 8,535	$ 6,611	$ 5,354
Net interest margin[1] (NIM)	3.58%	3.50%	3.32%
Return on average assets (ROA)	1.43%	1.14%	0.93%
Return on average equity (ROE)	18.53%	14.80%	13.39%
Dividend per share	$ 0.34	$ 0.34	$ 0.33
Balance Sheet & Capital			
Gross loans *(thousands)*	$ 1,624,440	$1,610,619	$ 1,563,867
Total deposits *(thousands)*	$ 1,957,400	$1,924,588	$ 1,902,895
Common equity ratio (Tier 1)	12.20%	11.93%	11.05%
Tangible common equity ratio[2]	7.16%	7.52%	6.88%
Tangible book value per share[2]	$ 37.48	$ 38.90	$ 35.13
Asset Quality			
Nonperforming assets[3] (NPA) / Total assets	0.76%	0.76%	0.47%
Allowance for credit losses (ACL) / Gross loans	1.32%	1.36%	1.30%

Net Income $8.5 million	Wealth Management AUM $1.47B
ROA 1.43%	ROE 18.53%
EPS $1.89	NIM[1] 3.58%
Cost of Deposits 1.46%	Yield on Earning Assets[1] 5.26%

Franklin Financial Services Corporation

F&M TRUST

[1] Fully taxable equivalent
[2] Non-GAAP measurement. See GAAP / Non-GAAP Reconciliation
[3] Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned

Founded in 1906, F&M Trust Operates in South-Central Pennsylvania and Northern Maryland


22 Locations Serving South Central PA and Washington County MD
Primary Trade Area
Expanded Trade Area
Offering Wealth Management, Commercial Financing, and Residential Lending Services
Mifflin
Juniata
Dauphin
Harrisburg Regional Headquarters
Perry
Lebanon
Berks
Huntingdon
HARRISBURG
Cumberland
Lancaster
Franklin
Bedford
Fulton
Chambersburg Corporate Headquarters
York
PHILADELPHIA
PA
Adams
PA
Allegany
Washington
Carroll
MD
Morgan
WV
Berkeley
Frederick
BALTIMORE
Jefferson

Experienced and Cohesive Executive Team

Executive	Title	Years of Banking Experience	Joined F&M Trust	Prior Experience
Craig W. Best	*Chief Executive Officer*	42	2025	*Peoples Security Bank & Trust, First Commonwealth Bank, Equitable Bank*
Charles B. Carroll, Jr.	*President & Chief Operating Officer*	31	2023	*S&T Bank, FirstMerit / Huntington National Bank, BBVA Compass*
Mark R. Hollar	*Senior Executive Vice President, Chief Financial Officer & Treasurer*	37	1994	*ValleyBank & Trust*
Lorie M. Heckman, CERP, CRCM	*Executive Vice President, Chief Risk Officer*	39	1986	*F&M Trust, Vice President of Compliance and Security*
Steven D. Butz	*Executive Vice President, Chief Commercial Services Officer*	40	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Louis J. Giustini	*Senior Vice President, Chief Retail Services Officer*	37	2022	*Hagerstown Trust, Columbia Bank, Fulton Bank*
Karen K. Carmack, DM	*Senior Vice President, Chief Human Resources Officer*	30	2000	*ACNB*
Matthew D. Weaver	*Senior Vice President, Chief Marketing Officer*	25	2014	*Susquehanna Bank, Clifton LarsonAllen, IMRE*
David M. Long	*Senior Vice President, Chief Technology Officer*	18	2022	*Howard Bank*

Net Interest Income


($ thousands)
Annual
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
6%
5%
4%
3%
2%
1%
0%
$44,671
$51,586
$53,637
$57,514
$69,646
3.06%
3.40%
4.70%
5.16%
5.31%
2.88%
3.11%
3.31%
2.95%
3.25%
0.24%
0.36%
1.75%
2.68%
2.50%
2021
2022
2023
2024
2025
Net interest income
Interest-earning asset yield¹
Interest-bearing liability cost
Net interest margin¹
Quarterly
5.39%
5.22%
5.26%
3.32%
3.50%
3.58%
2.52%
2.14%
2.13%
$18,193
$19,347
$20,191
Q3 2025
Q2 2026
Q3 2026

Franklin Financial Services Corporation F&M TRUST

¹Fully taxable equivalent

Diversified Noninterest Income[1]



($ thousands)
Annual
$25,000
$20,000
$15,000
$10,000
$5,000
$0
30%
25%
20%
15%
10%
5%
0%
27.80%
23.00%
22.93%
23.48%
21.60%
$3,231
$2,170
$2,258
$2,430
$7,111
$3,093
$1,868
$2,527
$770
$7,152
$3,594
$2,157
$2,492
$7,512
$3,821
$2,279
$2,448
$565
$8,538
$4,437
$2,370
$2,535
$672
$9,169
2021
2022
2023
2024
2025
Wealth Management fees
Gain on sale of loans
Deposit service fees
Debit card income
Other
Noninterest income / Total revenue



Quarterly
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
30%
25%
20%
15%
10%
5%
0%
20.91%
21.02%
20.87%
$1,109
$606
$662
$2,264
$1,029
$632
$694
$227
$2,567
$1,431
$641
$737
$2,424
Q3 2025
Q2 2026
Q3 2026

[1]Excludes BOLI gains, gains on sale of assets, and gains on sale of securities

Wealth Management Growth Drives Noninterest Income and Profitability

Assets Under Management (as of 9/30/2026)	AUM Average Annual Growth[1]	Annual Wealth Management Fees (2025)	Annual Wealth Management Profit (2025)	Non-Interest Income from Wealth Management (2025)
$1.47B	$146M	$9.2M	$5.2M	48%



Wealth Management AUM and Fees
(AUM $billions)
(Fees $millions)
$1.5
$1.2
$0.9
$0.6
$0.3
$0.0
$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
$6.5
2021
2022
2023
2024
2025
Q3 2026
Brokerage AUM
Trust AUM
WM Fee

Comprehensive Wealth Solutions

F&M Trust's Wealth Management division has served clients since 1906, offering a full suite of fiduciary, investment, and financial planning services through two integrated channels—Trust & Estate Services and Brokerage—operating across South-Central Pennsylvania and Northern Maryland.

- **Trust & Estate Services**
  Guardianships, personal trusts, estate settlement, and charitable trust administration with full fiduciary accountability.
- **Investment Management**
  Customized portfolio strategies, asset allocation, and ongoing monitoring for individuals, families, and institutions.
- **Financial Planning**
  Comprehensive planning for retirement, education funding, insurance needs, and long-term wealth transfer goals.
- **Brokerage Services**
  Access to a broad range of investment products including stocks, bonds, mutual funds, and annuities through licensed advisors.

[1] 5-year annual average growth. Includes assets from new and existing clients and excludes increases attributable to market appreciation.

Deposits



($ thousands)
Balances
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$74,253
$119,908
$579,826
$511,969
19%
$298,403
$57,390
$128,709
$569,586
$496,532
19%
$299,231
$132,446
$105,907
$572,058
$454,517
18%
$273,050
$315,905
$96,646
$694,880
$417,870
16%
$290,346
$224,323
$98,124
$771,231
$431,843
17%
$310,251
$224,908
$96,936
$840,480
$414,611
19%
$380,465
As of 12/31/2021
As of 12/31/2022
As of 12/31/2023
As of 12/31/2024
As of 12/31/2025
As of 9/30/2026
DDA
Interest checking
MMA
Savings
Time
DDA / Total deposits



Cost of Deposits
5%
4%
3%
2%
1%
0%
4.77%
4.63%
4.13%
3.98%
3.83%
3.65%
3.49%
3.42%
2.46%
2.38%
2.25%
2.18%
2.02%
1.83%
1.82%
1.81%
2.06%
2.02%
1.90%
1.83%
1.68%
1.52%
1.50%
1.46%
1.89%
1.82%
1.78%
1.74%
1.63%
1.50%
1.54%
1.54%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026
Interest-bearing non-maturity deposits
Certificates of deposit
Total interest-bearing deposits
Total deposits

Franklin Financial Services Corporation

F&M TRUST

Diversified Loan Portfolio


($ thousands)
Annual
Quarterly
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.86%
4.14%
5.16%
5.65%
5.84%
5.89%
$6,406
$140,669
$225,084
$103,874
$522,779
$69,900
$6,199
$118,443
$244,949
$117,159
$564,291
$70,609
$6,815
$115,018
$303,749
$127,636
$703,767
$97,811
$8,853
$108,545
$355,262
$122,052
$803,365
$107,167
$9,657
$101,958
$422,511
$123,541
$903,571
$100,782
$11,457
$90,520
$467,478
$106,610
$948,375
$99,816
As of 12/31/2021
As of 12/31/2022
As of 12/31/2023
As of 12/31/2024
As of 12/31/2025
As of 9/30/2026
Commercial real estate
Commercial
1-4 Family residential
State/Muni loans
Purchased Participations²
Consumer
Loan yield (1)

Franklin Financial Services Corporation
F&M TRUST

[1]Fully taxable equivalent
[2]Included as part of the loans outstanding. Total number of loans purchased was 38 as of 9/30/2026.
Excludes loans held-for-sale

Largest Non-Owner-Occupied CRE Concentrations


($ thousands)
Annual
Quarterly
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
350.0%
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
234.4%
239.3%
290.7%
332.9%
349.9%
327.3%
$27,042
$46,811
$70,299
$30,733
$53,599
$36,838
$40,738
$81,283
$55,238
$80,905
$63,654
$58,074
$80,670
$68,303
$103,723
$68,569
$60,102
$79,197
$82,360
$132,894
$68,241
$88,884
$102,194
$87,933
$163,356
$72,822
$98,297
$108,364
$79,898
$143,124
As of 12/31/2021
As of 12/31/2022
As of 12/31/2023
As of 12/31/2024
As of 12/31/2025
As of 9/30/2026
Apartment units
Shopping center
Hotel & Motel
Land development
Office
CRE concentration (1)

[1]Regulatory CRE concentration ratio

Credit Quality



Nonperforming assets[1] (NPA) / Total assets
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.42%
0.01%
0.01%
0.01%
0.38%
0.76%
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
9/30/2026



Allowance for credit losses (ACL) / Gross loans
1.60%
1.50%
1.40%
1.30%
1.20%
1.10%
1.51%
1.35%
1.28%
1.26%
1.32%
1.32%
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
9/30/2026



Net (Charge-offs)Recoveries / Average loans
0.05%
0.00%
-0.05%
-0.10%
-0.15%
-0.20%
0.04%
-0.15%
-0.02%
-0.03%
0.00%
-0.01%
2021
2022
2023
2024
2025
YTD Q3 2026



Nonperforming loans[2] / Gross loans
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.74%
0.01%
0.01%
0.02%
0.55%
1.11%
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
9/30/2026

Franklin Financial Services Corporation

F&M TRUST

[1] Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned
[2] Nonperforming loans = nonaccrual loans and loans 90 days past due

Capital



20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
18.41%
17.21%
15.20%
14.22%
14.45%
13.85%
13.27%
13.97%
11.82%
11.31%
11.45%
12.20%
8.39%
8.42%
8.52%
9.26%
8.95%
8.98%
9.01%
7.82%
7.92%
8.42%
8.17%
7.45%
8.72%
8.63%
7.16%
6.22%
6.74%
6.20%
As of 12/31/2021
As of 12/31/2022
As of 12/31/2023
As of 12/31/2024
As of 12/31/2025
As of 9/30/2026
Risk-based capital (Total)
Leverage ratio (Tier 1)
Common equity ratio (Tier 1)
Tangible common equity ratio (1)
Tangible common equity ratio excluding AOCI (1)

[1] Non-GAAP measurement. See GAAP/Non-GAAP Reconciliation

Stock Symbol:
FRAF (*Nasdaq*)

www.franklinfin.com

www.fmtrust.bank

Investor Relations Officer
Amanda Ducey
717-261-3553
amanda.ducey@f-mtrust.com


FRANKLIN FINANCIAL
SERVICES CORPORATION
IS NOW TRADING ON NASDAQ
CONGRATULATIONS!
Franklin Financial Services Corporation
FRAF NasdaqListed
Nasdaq

Appendix

Summary Performance Metrics

	Q3 2026	Q2 2026	Q3 2025	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Diluted earnings per share	$ 1.89	$ 1.47	$ 1.19	$ 4.74	$ 2.51	$ 3.10	$ 3.36	$ 4.42
Net overhead ratio[1]	1.52%	1.63%	1.79%	1.79%	1.84%	1.94%	1.86%	1.56%
Return on average assets	1.43%	1.14%	0.93%	0.94%	0.54%	0.78%	0.83%	1.17%
Net interest margin[2]	3.58%	3.50%	3.32%	3.25%	2.95%	3.31%	3.11%	2.88%
Dividend per share	$ 0.34	$ 0.34	$ 0.33	$ 1.31	$ 1.28	$ 1.28	$ 1.28	$ 1.25
Market value per share	$ 61.82	$ 62.60	$ 46.00	$ 50.20	$ 29.90	$ 31.55	$ 36.10	$ 33.10
Book value per share	$ 39.48	$ 40.91	$ 37.15	$ 39.11	$ 32.69	$ 30.23	$ 26.01	$ 35.36
Tangible book value per share[3]	$ 37.48	$ 38.90	$ 35.13	$ 37.10	$ 30.65	$ 28.17	$ 23.96	$ 33.34
Market cap ($M)	$ 278.23	$ 281.31	$ 205.99	$ 224.95	$ 132.37	$ 137.91	$ 158.48	$ 147.00

[1] Net Overhead Ratio = (Noninterest Expense – Noninterest Income + BOLI Gains + Gain on Sale of Assets + Gains on sale of Securities) / Average Assets
[2] Fully taxable equivalent
[3] Non-GAAP measurement. See GAAP / Non-GAAP Reconciliation

GAAP / Non-GAAP Reconciliation

($thousands)	As of 9/30/2026	As of 6/30/2026	As of 9/30/2025	As of 12/31/2025	As of 12/31/2024	As of 12/31/2023	As of 12/31/2022	As of 12/31/2021
Shareholders' equity	$ 177,711	$ 183,845	$ 166,343	$ 175,242	$ 144,716	$ 132,136	$ 114,197	$ 157,065
Less intangible assets	9,016	9,016	9,016	9,016	9,016	9,016	9,016	9,016
Tangible shareholders' equity (Non-GAAP)	168,695	174,829	157,327	166,226	135,700	123,120	105,181	148,049
Less AOCI	(36,836)	(23,458)	(25,806)	(21,589)	(35,508)	(40,940)	(51,287)	(547)
Tangible shareholders' equity excluding AOCI (Non-GAAP)	205,531	198,287	183,133	187,815	171,208	164,060	156,468	148,596
Total assets	2,364,724	2,335,181	2,297,077	2,239,018	2,197,841	1,836,039	1,699,579	1,773,806
Less intangible assets	9,016	9,016	9,016	9,016	9,016	9,016	9,016	9,016
Total tangible assets (Non-GAAP)	2,355,708	2,326,165	2,288,061	2,230,002	2,188,825	1,827,023	1,690,563	1,764,790
Tangible common equity ratio (Non-GAAP)	7.16%	7.52%	6.88%	7.45%	6.20%	6.74%	6.22%	8.39%
Tangible common equity ratio excluding AOCI (Non-GAAP)	8.72%	8.52%	8.00%	8.42%	7.82%	8.98%	9.26%	8.42%
Shares outstanding (thousands)	4,501	4,494	4,478	4,481	4,427	4,371	4,390	4,441
Tangible book value per share (Non-GAAP)	$ 37.48	$ 38.90	$ 35.13	$ 37.10	$ 30.65	$ 28.17	$ 23.96	$ 33.34